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                         SUPPLEMENT TO THE PROSPECTUSES

                       WARBURG PINCUS INSTITUTIONAL FUND

The following supersedes contrary information in the fund's Prospectuses.

Effective January 3, 2000, Provident Distributors, Inc., located at Four Falls Corporate Center, West Conshohocken, PA 19428-2961, became the fund's distributor, and is responsible for making the fund available to you.

Portfolio Manager Changes. The following information replaces certain information in the fund's Prospectuses:

WARBURG PINCUS INSTITUTIONAL FUND -- EMERGING MARKETS PORTFOLIO

Harold E. Sharon and Vincent J. McBride serve as Co-Portfolio Managers of this portfolio and Jun Sung Kim and Federico D. Laffan serve as Associate Portfolio Managers of this portfolio. Morid Kamshad no longer serves as Associate Portfolio Manager of this portfolio.

WARBURG PINCUS INSTITUTIONAL FUND -- SMALL COMPANY GROWTH PORTFOLIO

Stephen J. Lurito and Sammy Oh serve as Co-Portfolio Managers of this portfolio. Elizabeth B. Dater no longer serves as Co-Portfolio Manager of this portfolio.

Dated: January 7, 2000                                                  16-0100A
                                                                  for
                                                                  WPINI
                                                                  WPINU